Exhibit 10.2

AMENDMENT NO. 1 TO CREDIT AGREEMENT

Dated as of October 20, 2011
This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment No. 1”) is made by and among PEABODY ENERGY CORPORATION, a Delaware corporation (the “US Borrower”), PEABODY HOLLAND B.V., a private company organized under the laws of the Netherlands (the “Dutch Borrower” and together with the US Borrower, the “Borrowers”), the Lenders (as defined below) and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”).
PRELIMINARY STATEMENTS:
1.        The Borrowers, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”) and the Administrative Agent have entered into that certain Credit Agreement, dated as of June 18, 2010 (the “Credit Agreement”); capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement.
2.        The Borrowers have requested that the Lenders amend the Credit Agreement to, among other things, modify certain negative covenants.
3.        Subject to the terms and conditions set forth below, and in consideration of certain agreements of the Borrowers set forth herein and of the Loan Parties in the accompanying Consent, the requisite Lenders are willing to agree to this Amendment No. 1.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1 Amendments to the Credit Agreement. Upon the satisfaction of the applicable conditions precedent set forth in Section 2, the Credit Agreement is hereby amended as follows:
(a)    Section 1.01 is hereby amended by inserting the following sentence immediately after the last sentence of the definition of “Indebtedness” as follows:

“The amount of any indebtedness of a Joint Venture secured by a Lien on property owned or being purchased by the US Borrower or its Restricted Subsidiaries as of any date shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the indebtedness that is secured by such Lien and (b) the maximum amount for which the US Borrower or its Restricted Subsidiaries may be liable (which may be determined with reference to the fair market value of the property securing such indebtedness as reasonably determined by the US Borrower in good faith) pursuant to the terms of such indebtedness.”

(b)    Section 1.01 is hereby further amended by inserting the following phrase immediately prior to the period “.” at the end of the first sentence in the definition of “Subsidiary” as follows:

“(it being understood that Middlemount Coal Pty Ltd shall not constitute a Subsidiary of the Borrower or its Subsidiaries hereunder unless the Borrower shall elect in a writing delivered to the Administrative Agent, based on a change in the voting powers of the joint venture partners of Middlemount Coal Pty Ltd, that Middlemount Coal Pty Ltd shall constitute a Subsidiary of the Borrower or its Subsidiaries hereunder)”

(c)    Section 1.01 is hereby further amended by inserting the following phrase immediately prior to the period “.” at the end of the definition of “Swap Termination Value” as follows:

“(it being understood that any such termination values and mark-to-market values shall take into account any assets posted as collateral or security for the benefit of a party to the Swap Contract)”

(c)    Section 2.10 is hereby amended by inserting the following text immediately following the phrase “All computations of interest for Base Rate Loans” and immediately prior to the phrase “and of Fronting Fees” at the beginning of Section 2.10 as follows:

“, where the rate of interest is calculated on the basis of the prime rate,”
(d)    Sections 5.17 and 6.09 are hereby amended by (i) replacing the word “Subsidiaries” with the words “Restricted Subsidiaries” and (ii) replacing the word “Subsidiary” with the words “Restricted Subsidiary”.

(e)    Section 7.01(n) is hereby amended and restated in its entirety as follows:

“(n)    (1) Production Payments, royalties, dedication of reserves under supply agreements or similar rights or interests granted, taken subject to, or otherwise imposed on properties or (2) cross charges, Liens or security arrangements entered into in respect of a Joint Venture for the benefit of a participant, manager or operator of such Joint Venture, in each case, consistent with normal practices in the mining industry;”
(f)    Section 7.01(t) is hereby amended and restated in its entirety as follows:

“(t)    Liens on assets of the US Borrower and its Restricted Subsidiaries so long as the aggregate amount of Indebtedness and other obligations secured thereby does not exceed, at the time any such Liens are assumed or incurred by the US Borrower or one of its Restricted Subsidiaries and thereafter, 10% of Tangible Assets of the US Borrower and its Restricted Subsidiaries (including, for avoidance of doubt, any Tangible Assets acquired by the US Borrower or its Restricted Subsidiaries at such time).”

(g)    Section 7.02(e) is hereby amended and restated in its entirety as follows:
“(e)    (1) Investments in the nature of Production Payments, royalties, dedication of reserves under supply agreements or similar rights or interests granted, taken subject to, or otherwise imposed on properties or (2) cross charges, Liens or security arrangements entered into in respect of a Joint Venture for the benefit of a participant, manager or operator of such Joint Venture, in each case, consistent with normal practices in the mining industry;”
(h)    Section 7.02(l) is hereby amended by replacing the words “Section 7.03(l)” in the penultimate line thereof with the words “Section 7.02(l)”.

(i)    Section 8.01(e) is hereby amended by inserting the following text immediately following the phrase “in excess of 10 days;” and immediately prior to the word “or” at the end of Section 8.01(e) as follows:

“and, provided, further, that no Default or Event of Default shall exist under this paragraph as a result of a default, review event or other event arising from a change of control, delisting or similar event under any Indebtedness of Macarthur Coal Ltd. or any of its Subsidiaries until 30 days (which 30 day period shall be inclusive of, and not in addition to, the 10-day period referred to in the immediately preceding proviso) have elapsed following the close of the offer period for the takeover bid for Macarthur Coal Ltd;”
(j)    Section 9.01 is hereby amended and restated in its entirety as follows:

“9.01.    Appointment and Authority. Each of the Lenders and the L/C Issuer hereby irrevocably appoints Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. Except with respect to Section 9.06 and Section 9.10, the provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the

L/C Issuer, and neither the US Borrower, the Dutch Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions.”
(k)    Schedule 7.01 of the Credit Agreement is hereby amended and restated in its entirety by substituting in lieu thereof the schedule attached hereto as Exhibit A and the Liens set forth therein shall be deemed to be existing as of June 18, 2010 for purposes of Section 7.01(b).

(l)    Schedule 7.02 of the Credit Agreement is hereby amended and restated in its entirety by substituting in lieu thereof the schedule attached hereto as Exhibit B and the Investments set forth therein shall be deemed to be outstanding as of June 18, 2010 for purposes of Section 7.02(f).

(m)    Schedule 7.03 of the Credit Agreement is hereby amended and restated in its entirety by substituting in lieu thereof the schedule attached hereto as Exhibit C and the Indebtedness set forth therein shall be deemed to be outstanding as of June 18, 2010 for purposes of Section 7.03(b).

SECTION 2 Conditions to Effectiveness of Amendment. The effectiveness of the amendments contained in Section 1 of this Amendment No. 1 is conditioned upon satisfaction of the following conditions precedent:

(a)The Administrative Agent shall have (i) received counterparts of this Amendment No. 1 signed by the Borrowers and the Required Lenders and counterparts of the Consent of Loan Parties attached hereto (the “Consent”) signed by the Loan Parties party thereto and (ii) acknowledged this Amendment No. 1 in writing; and

(b)Each of the representations and warranties in Section 3 below shall be true and correct in all material respects as of the date on which this Amendment No. 1 becomes effective, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

SECTION 3 Representations and Warranties. The US Borrower and the Dutch Borrower each represents and warrants to the Administrative Agent and the Lenders as follows:

(a)    Authority. Each of the Borrowers and the Loan Parties party to the Consent has the requisite corporate, limited liability or other such power and authority to execute and deliver this Amendment No. 1 and the Consent, as applicable, and to perform its obligations hereunder and under the Loan Documents (as modified hereby). The execution, delivery and performance by the Borrowers and each other Loan Party party to the Consent of this Amendment No. 1 (as applicable), the Consent (as applicable), the Loan Documents (as modified hereby) and the transactions contemplated hereby and thereby have been duly approved by all necessary corporate action of such Person and no other corporate proceedings on the part of such Person are necessary to consummate such transactions.

(b)    No Legal Bar. The execution and delivery of this Amendment No. 1 by the Borrowers and of the Consent by each Loan Party party thereto, and the performance of the Credit Agreement and each other Loan Document, as amended hereby, by the Borrowers and each other Loan Party party thereto will not violate any Requirement of Law or any Contractual Obligation applicable to or binding on the Borrowers, any Restricted Subsidiary or any of their respective properties or assets, except to the extent that such violation could not reasonably be expected to have a Material Adverse Effect.

(c)Enforceability. This Amendment No. 1 has been duly executed and delivered by the Borrowers. The Consent has been duly executed and delivered by each Loan Party party thereto. This Amendment No. 1 and the Consent is the legal, valid and binding obligation of each such Loan Party party thereto, enforceable against each Loan Party that is party thereto in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other Laws relating to or affecting creditors' rights generally, general principles of equity, regardless of whether considered in a proceeding in equity or at law and an implied covenant of good faith and fair dealing.

(d)Representations and Warranties. The representations and warranties contained in each Loan Document (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof.
(e)No Default. Both immediately before and after giving effect to the amendments set forth in Section 1 hereof no event has occurred and is continuing that constitutes a Default or Event of Default.

SECTION 4 Reference to and Effect on Credit Agreement.

(a)    Upon and after the effectiveness of this Amendment No. 1, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

(b)    Except as specifically modified above, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)    The execution, delivery and effectiveness of this Amendment No. 1 shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents. On and after the effectiveness of this Amendment No. 1, this Amendment No. 1 shall for all purposes constitute a Loan Document.

SECTION 5 Counterparts. This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment No. 1 or such Consent by facsimile or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment No. 1 or such Consent, as applicable.

SECTION 6 Severability. Any provision of this Amendment No. 1 that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 7 Governing Law. This Amendment No. 1 shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 8 Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT NO. 1 OR ANY OTHER LOAN DOCUMENT.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by their respective officers thereunto duly authorized, as of the date first written above.

PEABODY ENERGY CORPORATION,
a Delaware corporation

/s/ Carey J. Dubois
By:
Name: Carey J. Dubois
Title: Vice President and Treasurer

PEABODY HOLLAND B.V.,
a private company organized under the law of the Netherlands

/s/ Kenneth L. Wagner
By:
Name: Kenneth L. Wagner
Title: Authorized Signer Pursuant to Power
of Attorney

BANK OF AMERICA, N.A.,
as Administrative Agent

/s/ Matthew S. Hichborn
By:
Name: Matthew S. Hichborn
Title: Assistant Vice President

CONSENT OF LOAN PARTIES
Dated as of October 20, 2011

The undersigned, as US Subsidiary Guarantors under the “US Subsidiary Guaranty” (as such term is defined in and under the Credit Agreement referred to in the foregoing Amendment No. 1), each hereby consents and agrees to the foregoing Amendment No. 1 and hereby confirms and agrees that (i) the US Subsidiary Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of said Amendment No. 1, the reference in the US Subsidiary Guaranty to the “Credit Agreement,” “thereunder,” “thereof” and words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified by said Amendment No. 1, and (ii) the US Subsidiary Guaranty does, and shall continue to, constitute a guaranty of the US Borrower Obligations as defined in the US Subsidiary Guaranty.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Consent of Loan Parties to be executed by their respective officers thereunto duly authorized, as of the date first written above.

EACH OF THE US GUARANTORS LISTED
ON SCHEDULE I HERETO

/s/ Carey J. Dubois
By:    ____________________________
Name: Carey J. Dubois
Title: Vice President and Treasurer

SCHEDULE I
LIST OF US GUARANTORS

American Land Development, LLC
American Land Holdings of Colorado, LLC
American Land Holdings of Illinois, LLC
American Land Holdings of Indiana, LLC
American Land Holdings of Kentucky, LLC
American Land Holdings of West Virginia, LLC
Arid Operations Inc.
Big Ridge, Inc.
Big Sky Coal Company
Black Hills Mining Company, LLC
BTU Western Resources, Inc.
Caballo Grande, LLC
Caseyville Dock Company, LLC
Central States Coal Reserves of Illinois, LLC
Central States Coal Reserves of Indiana, LLC
Century Mineral Resources, Inc.
Coal Reserve Holding Limited Liability Company No. 1
COALSALES II, LLC
Colorado Yampa Coal Company
Conservancy Resources, LLC
Cottonwood Land Company
Cyprus Creek Land Company
Cyprus Creek Land Resources, LLC
Dyson Creek Coal Company, LLC
Dyson Creek Mining Company, LLC
El Segundo Coal Company, LLC
Elkland Holdings, LLC
Falcon Coal Company, LLC
Gallo Finance Company
Gold Fields Chile, LLC
Gold Fields Mining, LLC
Gold Fields Ortiz, LLC
Hayden Gulch Terminal, LLC
Highwall Mining Services Company
Hillside Recreational Lands, LLC
HMC Mining, LLC
Illinois Land Holdings, LLC
Independence Material Handling, LLC
James River Coal Terminal, LLC
Juniper Coal Company
Kayenta Mobile Home Park, Inc.

Kentucky Syngas, LLC
Lively Grove Energy, LLC
Lively Grove Energy Partners, LLC
Marigold Electricity, LLC
Midco Supply and Equipment Corporation
Midwest Coal Acquisition Corp.
Midwest Coal Reserves of Illinois, LLC
Midwest Coal Reserves of Indiana, LLC
Moffat County Mining, LLC
Mustang Energy Company, L.L.C.
New Mexico Coal Resources, LLC
Pacific Export Resources, LLC
Peabody America, Inc.
Peabody Archveyor, L.L.C.
Peabody Arclar Mining, LLC
Peabody Bear Run Mining, LLC
Peabody Bear Run Services, LLC
Peabody Caballo Mining, LLC
Peabody Cardinal Gasification, LLC
Peabody COALSALES, LLC
Peabody COALTRADE, LLC
Peabody COALTRADE International (CTI), LLC
Peabody Colorado Operations, LLC
Peabody Colorado Services, LLC
Peabody Coulterville Mining, LLC
Peabody Development Company, LLC
Peabody Electricity, LLC
Peabody Employment Services, LLC
Peabody Energy Generation Holding Company
Peabody Energy Investments, Inc.
Peabody Energy Solutions, Inc.
Peabody Gateway North Mining, LLC
Peabody Gateway Services, LLC
Peabody Holding Company, LLC
Peabody Illinois Services, LLC
Peabody Indiana Services, LLC
Peabody International Investments, Inc.
Peabody International Services, Inc.
Peabody Investments Corp.
Peabody Midwest Management Services, LLC
Peabody Midwest Mining, LLC
Peabody Midwest Operations, LLC
Peabody Midwest Services, LLC
Peabody Natural Gas, LLC
Peabody Natural Resources Company
Peabody New Mexico Services, LLC
Peabody Operations Holding, LLC
Peabody Powder River Mining, LLC
Peabody Powder River Operations, LLC
Peabody Powder River Services, LLC

Peabody PowerTree Investments, LLC
Peabody Recreational Lands, L.L.C.
Peabody Rocky Mountain Management Services, LLC
Peabody Rocky Mountain Services, LLC
Peabody Sage Creek Mining, LLC
Peabody School Creek Mining, LLC
Peabody Services Holdings, LLC
Peabody Southwest, LLC
Peabody Southwestern Coal Company
Peabody Terminal Holding Company, Inc.
Peabody Terminals, LLC
Peabody Twentymile Mining, LLC
Peabody Venezuela Coal Corp.
Peabody Venture Fund, LLC
Peabody-Waterside Development, L.L.C.
Peabody Western Coal Company
Peabody Wild Boar Mining, LLC
Peabody Wild Boar Services, LLC
Peabody Williams Fork Mining, LLC
Peabody Wyoming Gas, LLC
Peabody Wyoming Services, LLC
PEC Equipment Company, LLC
Point Pleasant Dock Company, LLC
Pond River Land Company
Porcupine Production, LLC
Porcupine Transportation, LLC
Riverview Terminal Company
Sage Creek Holdings, LLC
School Creek Coal Resources, LLC
Seneca Coal Company, LLC
Shoshone Coal Corporation
Star Lake Energy Company, L.L.C.
Sugar Camp Properties, LLC
Thoroughbred Generating Company, LLC
Thoroughbred Mining Company, LLC
Twentymile Coal, LLC
West Roundup Resources, LLC